INVENTORIES	12 Months Ended
Dec. 31, 2021
INVENTORIES
INVENTORIES

8.    INVENTORIES

Inventories, all recognize at net realizable value, consist of:

	2020	2021
Components	560	578
SIM cards and blank prepaid vouchers	265	148
Others	226	122
Total	1,051	848
Provision for obsolescence
Components	(37)	(38)
SIM cards and blank prepaid vouchers	(28)	(28)
Others	(3)	(3)
Total	(68)	(69)
Net	983	779

Movements in the provision for obsolescence are as follows:

	2020	2021
Beginning balance	92	68
Provision recognized during the year	1	2
Inventory written-off	(25)	(1)
Ending balance	68	69

Management believes that the provision is adequate to cover losses from decline in inventory value due to obsolescence.

The inventories recognized as expense and included in operations, maintenance, and telecommunication service expenses in 2019, 2020 and 2021 amounted to Rp1,754 billion, Rp544 billion, and Rp739 billion respectively (Note 27).

As of December 31, 2020 and 2021, certain inventories of the subsidiaries amounting to Rp557 billion and Rp557 billion, respectively, have been pledged as collateral under lending agreements (Note 20a and Note 21c).

As of December 31, 2020 and 2021, modules (part of property and equipment) and components held by the Group with book value amounting to Rp107 billion and Rp122 billion, respectively, have been insured against fire, theft, and other specific risks. Total sum insured as of December 31, 2020 and 2021 amounted to Rp133 billion and Rp155 billion respectively.

Management believes that the insurance coverage is adequate to cover potential losses of inventories arising from the insured risks.